UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1 )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERVOICE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials.

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The attached Form 8-K (and exhibits), which was filed with the Securities and Exchange Commission on July 3, 2007, may be deemed “additional soliciting materials” within the meaning of the Securities and Exchange Act of 1934, as amended.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2007
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement
     On July 1, 2007, Intervoice, Inc. (the “Company”) and David W. Brandenburg entered into Amendment No. 1 (the “Amendment”) to the Board Representation and Governance Agreement (the “Governance Agreement”). The Amendment provides, among other things, for Michael J. Willner to replace Daniel D. Hammond as of one of the three “Brandenburg Nominees” on the Board of Directors of the Company. This summary is qualified in its entirety by reference to the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On July 2, 2007 the Company issued a press release (the “Press Release”) announcing that the Board of Directors elected Michael J. Willner as a director of the Company pursuant to the arrangement between the Company and Mr. Brandenburg set forth in the Governance Agreement, as amended by the Amendment. The Governance Agreement is described in, and filed as an exhibit to, the Company’s Current Report on Form 8-K dated June 25, 2007, which is incorporated herein by reference. Mr. Willner was also elected Vice Chair of the Board and appointed to the Compensation Committee and as a member and Chair of the Finance and Strategic Planning Committee. In addition, the Board nominated Mr. Willner for election as a director at the 2007 annual meeting of shareholders of the Company. Mr. Willner will replace Daniel D. Hammond on the Board and as a director nominee at the 2007 annual meeting. On July 1, 2007, due to personal reasons and business commitments, Mr. Hammond resigned from the Board and withdrew his name as a nominee for election as a director of the Company at the 2007 annual meeting. This summary is qualified by reference to the Press Release, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired.
     Not applicable.
     (b) Pro Forma Financial Information.
     Not applicable.
     (c) Shell Company Transactions.
     Not applicable.

     (d) Exhibits.

Exhibit
Number	Exhibit Title

10.1	Amendment No. 1 dated July 1, 2007 to the Board Representation and Governance Agreement

99.1	Press Release dated July 2, 2007 announcing resignation of Daniel D. Hammond, and election of Michael J. Willner, as a director of the Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Dean C. Howell
Dean C. Howell
Senior Vice President, General Counsel and Secretary

Date: July 3, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

10.1	Amendment No. 1 dated July 1, 2007 to the Board Representation and Governance Agreement

99.1	Press Release dated July 2, 2007 announcing resignation of Daniel D. Hammond, and election of Michael J. Willner, as a director of the Company

Exhibit 10.1
AMENDMENT NO. 1 TO
THE BOARD REPRESENTATION AND
GOVERNANCE AGREEMENT
     This AMENDMENT NO. 1 (the “Amendment”) to the Board Representation and Governance Agreement (the “Board Representation and Governance Agreement”), dated as of June 22, 2007, by and between Intervoice, Inc., a Texas corporation (the “Company” or “Intervoice”) and David W. Brandenburg, a natural person residing in the State of Florida (“David Brandenburg”), is being entered into as of July 1, 2007.
     WHEREAS, on July 1, 2007, Daniel D. Hammond resigned as a member of the Company’s Board of Directors (the “Company Board”) and any committee thereof, indicated that he no longer wished to stand for election to the Company Board at the Company’s 2007 Annual Meeting of Shareholders (including any adjournments, reschedulings, continuations or postponements thereof, the “Annual Meeting”) and requested the Company Board to withdraw his nomination for such election;
     WHEREAS, on July 1, 2007, Michael J. Willner was appointed to the Company Board to fill the vacancy created by such resignation and, concurrently with such appointment, was named to the Compensation Committee and the Finance and Strategic Planning Committee of the Board and was named Vice Chairman of the Board;
     WHEREAS, on July 1, 2007, the Company Board nominated Mr. Willner to stand for election as a director of the Company at the Annual Meeting; and
     WHEREAS, Intervoice and David Brandenburg desire to amend the Board Representation and Governance Agreement to provide that Mr. Hammond is no longer a Brandenburg Nominee and has been replaced for all purposes by Mr. Willner;
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:
     Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein shall have the meaning assigned to such term in the Board Representation and Governance Agreement. Each reference to “hereof”, “herein”, “hereunder”, “hereby” and “this Agreement” shall from and after the date hereof refer to the Board Representation and Governance Agreement as amended by this Amendment.
     Section 2. Brandenburg Nominees. Section 2.1(a) of the Board Representation and Governance Agreement is hereby amended to provide that “Brandenburg Nominees” shall mean David W. Brandenburg, Timothy W. Harris

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and Michael J. Willner (the “Replacement Brandenburg Nominee”). All references to Daniel D. Hammond in the Board Representation and Governance Agreement shall be amended to be deemed references to the Replacement Brandenburg Nominee.
     Section 3. No Further Amendment. Except as otherwise provided herein, the Board Representation and Governance Agreement shall remain unchanged and in full force and effect.
     Section 4. Effect of Amendment. From and after the execution of this Amendment by the parties hereto, any references to the Board Representation and Governance Agreement shall be deemed a reference to the Board Representation and Governance Agreement as amended hereby.
     Section 5. Governing Law. This Amendment shall be governed by, enforced under and construed in accordance with the laws of the State of Texas, without giving effect to any choice or conflict of law provision or rule thereof or of any other jurisdiction.
     Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     Section 7. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Amendment or the Board Representation and Governance Agreement nor in any way affect this Amendment or the Board Representation and Governance Agreement.
     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be signed by its duly authorized officer as of the date first above written.
INTERVOICE, INC.

By:	/s/ Robert E. Ritchey

Name:	Robert E. Ritchey
Title:	President and Chief Executive Officer

/s/ David W. Brandenburg

David W. Brandenburg

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Exhibit 99.1

PRESS RELEASE

US MEDIA CONTACT:
Corbin Baumel
Intervoice
(972) 454-8737
corbin.baumel@intervoice.com
FOR RELEASE July 2, 2007
New Director of Intervoice Appointed
Michael J. Willner to serve as a Director and Vice Chairman
DALLAS, July 2, 2007 — Intervoice, Inc. (NASDAQ: INTV) today announced the appointment of Michael J. Willner as a director of the Company.
Mr. Willner is founder and President of Willner Properties Services, Inc., a privately-held real estate investment company. He has been actively involved in developing, managing and leasing real estate for over 20 years. Prior to Mr. Willner’s real estate career, he practiced as both an attorney and certified public accountant. Mr. Willner serves as a director of Meridian Bank, a privately held, state chartered commercial bank headquartered in Paoli, Pennsylvania.
On July 1, 2007 Daniel D. Hammond resigned from the Company’s Board of Directors and withdrew his name as a nominee for election at the 2007 Annual Meeting, citing business as well as personal reasons. Mr. Hammond further indicated that the significant time commitment, coupled with his business commitments, contributed to his decision.
As a result of Mr. Hammond’s actions, the Board approved the appointment of Mr. Willner to the Company’s Board, effective July 1, 2007, and his nomination to stand for election at the 2007 Annual Meeting. Mr. Willner was also named Vice-Chairman of the Board.
“We regret that Mr. Hammond’s personal and business commitments will not permit him to continue to serve as a director, I want to thank Dan for his many years of contribution to Intervoice and especially his leadership in the technology direction of the Company, which is his legacy,” said Mr. Brandenburg. Mr. Brandenburg further stated that, “I am very excited that Mr. Willner has agreed to serve as a director of the Company. Mr. Willner brings to the Board a very strong business, legal and accounting background and has a high level of understanding of the Company’s business. As a successful businessman, Mr. Willner has been a significant long-term shareholder of the Company. I am confident that the Board, the Company and its shareholders will benefit from Mr. Willner’s perspectives.”
As a result of the above actions the Company has prepared and is mailing a Supplement to its proxy statement dated June 26, 2007. The Supplement and accompanying proxy card are being first sent to shareholders on approximately July 3, 2007.
The Company’s 2007 Annual Meeting of Shareholders will be held on Monday, July 23, 2007, at the InterContinental Hotel in Dallas, Texas at 3:00 p.m., local time.
IMPORTANT INFORMATION
Certain matters discussed in this press release relate to Amendment No. 1 to the Board Representation and Governance Agreement (the “Amended Agreement”) entered into between Intervoice and David W. Brandenburg, whereby the parties ended the proxy contest that was to occur in connection with the Company’s 2007 Annual Meeting of Shareholders. Pursuant to the Amended Agreement Mr. Willner was appointed to the Company’s Board and was nominated to stand for election at the 2007 Annual Meeting, became Vice-Chairman of the Board and was appointed to certain Board committees. In addition, with respect to certain matters discussed in this press release, the Company has filed revised definitive proxy materials with the Securities and Exchange Commission in connection with the Company’s 2007 Annual Meeting of Shareholders. This press release does not purport to be a complete description of the Amended Agreement or the revised definitive proxy materials and is qualified in its entirety by reference to the full text of the Amended Agreement which Intervoice intends to file with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K. The complete text of the Amended Agreement is being publicly filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about Intervoice.
Intervoice also intends to file revised definitive proxy materials with the Securities and Exchange Commission containing information with respect to the revised slate of nominees being proposed for the election at the 2007 annual meeting. Shareholders are advised to read the revised definitive proxy materials as well as the definitive proxy statement, previously mailed to shareholders, and other documents related to the solicitation of proxies from shareholders of Intervoice for use at the 2007 annual meeting because they will contain important information. Revised definitive proxy materials and a form of proxy will be mailed to Intervoice’s shareholders and will be available, along with other relevant documents, at no charge, at the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Georgeson Inc. by telephone at (888) 605-7534.

Intervoice and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Intervoice shareholders. Certain information regarding the participants and their interests in the solicitation will be set forth in the revised definitive proxy materials and the definitive proxy materials for Intervoice’s 2007 annual meeting of shareholders, which will be available free of charge from the SEC at its website as indicated above.
About Intervoice, Inc.
Intervoice is a world leader in unified communications, providing scalable, switch-independent software and professional services that power standards-based voice portals, multi-channel IP contact centers, and next-generation mobile-enhanced services. Since 1983, Intervoice solutions have been used by many of the world’s leading banks, communications companies, healthcare institutions, utilities and government entities. With more than 5,000 customers in 75 countries, Intervoice helps enterprises and network operators stay competitive by offering their customers best-in-class services. Intervoice Voice Portal, IP contact center software, IMS-enabled messaging products, Media Exchange platform and custom-built and packaged applications are available on-premise and, selectively, as managed or hosted services by Intervoice. For more information, visit www.intervoice.com.
Forward-Looking Statements
Intervoice has included in this press release certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current beliefs. All statements other than statements of historical fact in this press release are forward-looking statements. Readers are cautioned to read the risks and uncertainties, described in the Company’s filings with the Securities and Exchange Commission, including without limitation, the risks and uncertainties set forth under the caption entitled “Cautionary Disclosures to Qualify Forward Looking Statements” in the Company’s Annual Report filed on Form 10-K and Quarterly Reports filed on Form 10-Q. Intervoice cautions current and potential investors that such risks and uncertainties could result in material differences from the forward-looking statements in this press release.
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